UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2006

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2006, Teleflex Incorporated (the "Company") appointed R. Ernest Waaser as President of the Company's Medical Segment. In connection with his appointment to this position, the Company entered into a letter agreement with Mr. Waaser setting forth the terms of his employment with the Company. Under the agreement, Mr. Waaser is entitled to receive an annual base salary of $420,000 and is eligible for participation in the Company's bonus plan, with a target bonus percentage of 50% of his base salary. Mr. Waaser is entitled to receive a one-time guaranteed bonus of $50,000.00 for 2006, payable in March 2007. Mr. Waaser is eligible to participate in the Company's Long Term Incentive Plan and Supplemental Executive Retirement Plan. In addition, the Company has agreed to extend severance benefits to Mr. Waaser equal to 18 months salary and benefits in the event Mr. Waaser's employment with the Company is terminated. Mr. Waaser is also eligible to participate in the Company's relocation program. A copy of Mr. Waaser's employment offer letter is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on October 23, 2006, the Company entered into a change-in-control agreement with Mr. Waaser on substantially similar terms as those set forth in the change-in-control agreements currently in place with the Company's other executive officers. A description of the material terms of the agreement is set forth in the Company's 2006 Proxy Statement under the section "Executive Compensation and Other Information." A copy of Mr. Waaser's change in control agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with his appointment as President of the Company's Medical Segment, on October 23, 2006, the Compensation Committee of the Company's Board of Directors approved grants to Mr. Waaser of an option to acquire 25,000 shares of the Company's common stock and 5,000 shares of restricted stock. The stock options will vest in three equal annual installments beginning on October 23, 2007 and have an exercise price per share equal to the average of the high and low sales prices of the Company's common stock on the effective date of the grant, as reported on the New York Stock Exchange. The shares of restricted stock are subject to certain restrictions under the Company's 2000 Stock Compensation Plan, and will vest in two equal annual installments beginning on October 23, 2007.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Letter Agreement by and between Teleflex Incorporated and R. Ernest Waaser.

10.2 Executive Change In Control Agreement, dated October 23, 2006, between Teleflex Incorporated and R. Ernest Waaser.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

October 25, 2006	By:	Clark D. Handy

Name: Clark D. Handy
Title: Executive Vice President, Human Resources

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement by and between Teleflex Incorporated and R. Ernest Waaser
10.2	Executive Change In Control Agreement, dated October 23, 2006, between Teleflex Incorporated and R. Ernest Waaser